Section 2: EX-99.1 (FOURTH QUARTER EARNINGS PRESS RELEASE, DATED FEBRUARY 20, 2013)

Exhibit 99.1
Carla Baca
Financial Communications
P: 615.269.8175
News Release
HEALTHCARE REALTY TRUST REPORTS NORMALIZED FFO OF $0.31 PER SHARE FOR THE FOURTH QUARTER

NASHVILLE, Tennessee, February 20, 2013 - Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the fourth quarter ended December 31, 2012. Normalized FFO for the three months ended December 31, 2012 totaled $0.31 per diluted common share. Normalized FAD for the three months ended December 31, 2012 totaled $0.33 per diluted common share.
Salient highlights include:

•	The year-over-year NOI for the same facility portfolio increased 3.8% in the fourth quarter.

•	Healthcare Realty's stabilizing properties (“SIP”) were 60% leased at year-end 2012.

•	NOI for the SIP properties reached approximately $1 million per quarter.

•
Since the beginning of the fourth quarter, the Company acquired five facilities for a total purchase price of $87.6 million. The buildings total approximately 288,000 square feet and have an average occupancy rate of 98%.

•
The per share results for the quarter were negatively affected by approximately $0.03 because of the 9.2 million shares issued at the end of the third quarter used primarily to fund the Mercy Health properties under construction. This interim dilution will reverse to accretion as the properties are completed in the second half of 2013.

•
In January 2013, the Company sold 1.6 million shares of common stock under its at-the-market equity offering program (“ATM”) for approximately $39.7 million in net proceeds used to fund recent acquisitions.

•	A dividend of $0.30 per share was declared for the fourth quarter of 2012, which is 90.9% of normalized FAD.
For the three months ended December 31, 2012, revenues grew by $1.7 million to $81.3 million, income from continuing operations totaled $0.4 million, and the Company recognized a net loss, including $7.7 million in impairment charges, totaling $6.4 million.
Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $3.0 billion in 207 real estate properties and mortgages as of December 31, 2012. The Company's 202 owned real estate properties are located in 28 states and total approximately 13.6 million square feet. The Company provides property management services to approximately 10.1 million square feet nationwide.
The Company directs interested parties to its Internet site, www.healthcarerealty.com, where information is posted regarding this quarter's operations. Please contact the Company at 615.269.8175 to request a printed copy of this information.

In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust,

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including its Annual Report on Form 10-K for the year ended December 31, 2012 under the heading "Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims any obligation to update forward-looking statements.

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HEALTHCARE REALTY TRUST INCORPORATED
Consolidated Balance Sheets (1)
(dollars in thousands, except for share data)
(Unaudited)

	December 31, 2012	December 31, 2011
Assets
REAL ESTATE PROPERTIES:
Land	$161,875	$162,843
Buildings, improvements, and lease intangibles	2,625,538	2,521,226
Personal property	19,100	18,221
Construction in progress	—	61,152
Land held for development	25,171	25,176
Total real estate properties	2,831,684	2,788,618
Less accumulated depreciation	(586,725)	(516,747)
Total real estate properties, net	2,244,959	2,271,871
Cash and cash equivalents	6,776	4,738
Mortgage notes receivable	162,191	97,381
Assets held for sale and discontinued operations, net	3,337	28,650
Other assets, net	122,709	118,382
Total assets	$2,539,972	$2,521,022
Liabilities and Stockholders' Equity
LIABILITIES:
Notes and bonds payable	$1,293,044	$1,393,537
Accounts payable and accrued liabilities	65,678	72,217
Liabilities of discontinued operations	131	518
Other liabilities	60,175	49,944
Total liabilities	1,419,028	1,516,216
Commitments and contingencies
STOCKHOLDERS' EQUITY:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.01 par value; 150,000,000 shares authorized; 87,514,336 and 77,843,883 shares issued and outstanding at December 31, 2012 and December 31, 2011, respectively	875	779
Additional paid-in capital	2,100,297	1,894,604
Accumulated other comprehensive loss	(2,092)	(3,332)
Cumulative net income attributable to common stockholders	801,416	795,951
Cumulative dividends	(1,779,552)	(1,683,196)
Total stockholders’ equity	1,120,944	1,004,806
Total liabilities and stockholders' equity	$2,539,972	$2,521,022

(1)
The Consolidated Balance Sheets do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

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HEALTHCARE REALTY TRUST INCORPORATED
Consolidated Statements of Operations (1)
(dollars in thousands, except for per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
REVENUES
Rental income	$77,207	$72,026	$301,055	$276,712
Mortgage interest	2,611	1,723	9,186	6,973
Other operating	1,442	1,510	6,109	7,907
	81,260	75,259	316,350	291,592
EXPENSES
Property operating	30,154	28,217	117,683	113,083
General and administrative	6,395	4,523	20,908	20,990
Depreciation	22,422	20,194	85,122	75,292
Amortization	2,923	2,465	10,510	8,198
Bad debt, net of recoveries	94	(169)	243	(250)
	61,988	55,230	234,466	217,313
OTHER INCOME (EXPENSE)
Loss on extinguishment of debt	—	—	—	(1,986)
Interest expense	(19,239)	(18,492)	(75,053)	(76,038)
Interest and other income, net	360	201	981	819
	(18,879)	(18,291)	(74,072)	(77,205)
INCOME (LOSS) FROM CONTINUING OPERATIONS	393	1,738	7,812	(2,926)
DISCONTINUED OPERATIONS
Income (loss) from discontinued operations	(220)	535	1,757	2,404
Impairments	(7,712)	(4,999)	(14,908)	(6,697)
Gain on sales of real estate properties	1,177	5,642	10,874	7,035
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	(6,755)	1,178	(2,277)	2,742
NET INCOME (LOSS)	(6,362)	2,916	5,535	(184)
Less: Net income attributable to noncontrolling interests	(29)	—	(70)	(30)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(6,391)	$2,916	$5,465	$(214)
BASIC EARNINGS (LOSS) PER COMMON SHARE
Income (loss) from continuing operations	$0.00	$0.02	$0.10	$(0.04)
Discontinued operations	(0.07)	0.02	(0.03)	0.04
Net income (loss) attributable to common stockholders	$(0.07)	$0.04	$0.07	$0.00
DILUTED EARNINGS (LOSS) PER COMMON SHARE
Income (loss) from continuing operations	$0.00	$0.02	$0.10	$(0.04)
Discontinued operations	(0.07)	0.02	(0.03)	0.04
Net income (loss) attributable to common stockholders	$(0.07)	$0.04	$0.07	$0.00
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING—BASIC	85,725,611	76,404,709	78,844,840	72,720,147
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING—DILUTED	87,049,034	77,474,951	80,127,883	72,720,147

(1)
The Consolidated Statements of Operations do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

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HEALTHCARE REALTY TRUST INCORPORATED Reconciliation of Funds from Operations (1) (2) (dollars in thousands, except per share data) (Unaudited)

	Three Months Ended December 31,
	2012	2011
Net Income (Loss) Attributable to Common Stockholders	$(6,391)	$2,916
Gain on sales of real estate properties	(1,177)	(5,642)
Impairments	7,712	4,999
Real estate depreciation and amortization	24,932	23,062
Total adjustments	31,467	22,419
Funds From Operations	$25,076	$25,335
Amounts paid in settlement of a brokerage claim on a 2010 real estate acquisition	1,100	—
Acquisition costs	385	199
Write off of deferred financing costs upon renewal of line of credit facility	—	393
Normalized Funds From Operations	$26,561	$25,927
Funds From Operations Per Common Share—Diluted	$0.29	$0.33
Normalized Funds From Operations Per Common Share—Diluted	$0.31	$0.33
Weighted Average Common Shares Outstanding—Diluted	87,049,034	77,474,951
Reconciliation of Funds Available for Distribution (2) (dollars in thousands, except per share data) (Unaudited)

	Three Months Ended December 31,
	2012	2011
Net Income (Loss) Attributable to Common Stockholders	$(6,391)	$2,916
Gain on sales of real estate properties	(1,177)	(5,642)
Impairments	7,712	4,999
Depreciation and amortization - real estate	24,932	23,062
Depreciation and amortization - other	1,579	1,942
Provision for bad debt, net	93	(95)
Straight-line rent receivable	(1,087)	(1,137)
Straight-line rent liability	106	119
Stock-based compensation	904	650
Provision for deferred post-retirement benefits	266	461
Total non-cash items included in cash flows from operating activities	33,328	24,359
Funds Available For Distribution	$26,937	$27,275
Amounts paid in settlement of a brokerage claim on a 2010 real estate acquisition	1,100	—
Acquisition costs	385	199
Normalized Funds Available For Distribution	$28,422	$27,474
Funds Available For Distribution Per Common Share—Diluted	$0.31	$0.35
Normalized Funds Available For Distribution Per Common Share—Diluted	$0.33	$0.35
Weighted Average Common Shares Outstanding—Diluted	87,049,034	77,474,951

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO and Funds Available For Distribution (“FAD”) do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company’s operating performance or as alternatives to cash flow as measures of liquidity.

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